          FIFTH AMENDMENT TO SECOND AMENDED AND RESTATED LOAN AGREEMENT

     THIS FIFTH AMENDMENT TO SECOND AMENDED AND RESTATED LOAN AGREEMENT ("Fifth Amendment") is made and entered into as of the 1st day of July, 2002, by and between Equus II Incorporated, a Delaware corporation, with offices and place of business at 2929 Allen Parkway, Houston, Texas 77019 (hereinafter called "Borrower") and Bank of America, N.A., a national banking association, with offices at 700 Louisiana, Houston, Texas 77002 (hereinafter called "Lender"). For and in consideration of the mutual covenants and agreements herein contained, Borrower and Lender hereby amend as of the date of this Agreement that certain Second Amended and Restated Loan Agreement between Borrower and Lender dated as of the 1st day of June, 1999, as previously amended ("Loan Agreement"), in the following respects:

     Section 1. Amendments to Loan Agreement.

             A. Section 1.2 is amended to delete the definition of "Maturity Date", and replace it with the following:

             "Maturity Date" means October 1, 2002.

     Section 2. Closing.

     The closing of the transactions contemplated by this Fifth Amendment is subject to the satisfaction of the following conditions.

     2.1 Counsel to Lender. All legal matters incident to the transactions herein contemplated shall be satisfactory to Gardere Wynne Sewell LLP, counsel to the Lender.

     2.2  Required Documents.

          (a) The Lender shall have received certified copies of resolutions of the Board of Directors of the Borrower in form and substance satisfactory to Lender with respect to authorization of this Fifth Amendment, the Facility A Note of the Borrower dated the date hereof in favor of the Lender in the original principal amount of $22,500,000, the Facility C Note of the Borrower dated the date hereof in favor of Lender in the original principal amount of $100,000,000 (the "Notes"), and the Ratification of Security Agreement-Pledge dated as of the date hereof (the "Ratification of Security Agreement").

          (b) The Lender shall have received a certificate of the Secretary of the Borrower of the names of officers of the Borrower to sign this Fifth Amendment, the Notes, the Ratification of Security Agreement and the other instruments or certificates related hereto together with the true signatures of such officers.

          (c) The Lender shall have received fully executed copies of the Fifth Amendment, the Notes, and the Ratification of Security Agreement.

          (d) The Lender shall have received originals of all certificates, notes or other instruments subject to the Security Agreement - Pledge dated as of March 18, 1996 between Borrower and Lender, as ratified by the Ratification of Security Agreement.

     Section 3. Ratification. Except as amended hereby, the Loan Agreement shall remain unchanged and the terms, conditions, representations, warranties, and covenants of said Loan Agreement and the Security Instruments, including but not limited to the Security Agreement-Pledge, are true as of the date hereof, are ratified and confirmed in all respects and shall be continuing and binding upon the parties.

     Section 4. Defined Terms. All terms used in this Fifth Amendment which are defined in the Loan Agreement shall have the same meaning as in the Loan Agreement, except as otherwise indicated in this Fifth Amendment.

     Section 5. Multiple Counterparts. This Fifth Amendment may be executed by the parties hereto in several separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same agreement.

     Section 6. Applicable Law. This Fifth Amendment shall be deemed to be a contract under and subject to, and shall be construed for all purposes in accordance with the laws of the State of Texas

     Section 7. Final Agreement. THE WRITTEN LOAN AGREEMENTS IN CONNECTION WITH THIS FIFTH AMENDMENT REPRESENT THE FINAL AGREEMENT BETWEEN THE BORROWER AND THE LENDER AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE BORROWER AND THE LENDER. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE LENDER AND THE BORROWER.

     IN WITNESS WHEREOF, the parties have caused this Fifth Amendment to be executed by their duly authorized officers as of the 1st day of July, 2002.

                                                  EQUUS II INCORPORATED

                                                  By: /s/ Nolan Lehmann
                                                     ---------------------------
                                                  Name: NOLAN LEHMANN
                                                       -------------------------
                                                  Title: President
                                                        ------------------------

                                                  BANK OF AMERICA, N.A.

                                                  By: /s/ George M. Smith
                                                     ---------------------------
                                                  Name: GEORGE M. SMITH
                                                       -------------------------
                                                  Title: SVP
                                                        ------------------------

                                 PROMISSORY NOTE

                                [FACILITY A NOTE]

$22,500,000                                                         July 1, 2002

     FOR VALUE RECEIVED, after date, without grace, in the manner, on the dates and in the amounts so herein stipulated, the undersigned, EQUUS II INCORPORATED, a Delaware corporation, acting by and through its duly authorized officer ("Borrower"), PROMISES TO PAY TO THE ORDER OF BANK OF AMERICA, N.A. ("Lender"), in Houston, Harris County, Texas, the sum of TWENTY-TWO MILLION FIVE HUNDRED THOUSAND AND 00/100 DOLLARS ($22,500,000) or, if less, the aggregate unpaid principal amount of advances made by Lender to Borrower pursuant to this Note, in lawful money of the United States of America, which shall be legal tender in payment of all debts and dues, public and private, at the time of payment, and to pay interest on the unpaid principal amount from date until maturity at a rate equal to the Stated Rate (as defined in the Loan Agreement described herein), not to exceed the maximum non-usurious interest rate permitted by applicable law from time to time in effect as such law may be interpreted, amended, revised, supplemented or enacted ("Maximum Rate"), provided that if at any time the Stated Rate exceeds the Maximum Rate then interest hereon shall accrue at the Maximum Rate. In the event the Stated Rate subsequently decreases to a level which would be less than the Maximum Rate or if the Maximum Rate applicable to this Note should subsequently be changed, then interest hereon shall accrue at a rate equal to the applicable Maximum Rate until the aggregate amount of interest so accrued equals the aggregate amount of interest which would have accrued at the Stated Rate without regard to any usury limit, at which time interest hereon shall again accrue at the Stated Rate. This Note is payable as follows:

          The entire balance of principal and accrued interest shall be due and payable on the 1st day of October, 2002.

     It is agreed that time is of the essence of this agreement. In the event of default in the payment of any installment of principal or interest when due or in the event of any other default hereunder, Lender may accelerate and declare this Note immediately due and payable without notice. Any failure to exercise this option shall not constitute a waiver by Lender of the right to exercise the same at any other time.

     In the event of default in the making of any payment herein provided, either of principal or interest, or in the event this Note is declared due, interest shall accrue at Prime Rate plus 2% not to exceed the Maximum Rate.

     Borrower hereby agrees to pay all expenses incurred, including reasonable attorneys' fees, all of which shall become a part of the principal hereof, if this Note is placed in the hands of an attorney for collection or if collected by suit or through any probate, bankruptcy or any other legal proceedings.

     Interest charges will be calculated on amounts advanced hereunder on the actual number of days these amounts are outstanding on the basis of a 360-day year, except for calculations of the Maximum Rate which will be on the basis of a 365-day or 366-day year, as is applicable. It is the intention of the parties hereto to comply with all applicable usury laws; accordingly, it is agreed that notwithstanding any provision to the contrary in this Note, or in any of the documents securing payment hereof or otherwise relating hereto, no such provision shall require the payment or permit the collection of interest in excess of the Maximum Rate. If any excess of interest in such respect is provided for, or shall be adjudicated to be so provided for, in this Note or in any of the documents securing payment hereof or otherwise relating hereto, then in such event (1) the provisions of this paragraph shall govern and control, (2) neither Borrower, endorsers or guarantors, nor their heirs, legal representatives, successors or assigns nor any other party liable for the payment hereof, shall be obligated to pay the amount of such interest to the extent that it is in excess of the Maximum Rate, (3) any such excess which may have been collected shall be either applied as a credit against the then unpaid principal amount hereof or refunded to Borrower, and (4) the provisions of this Note and any documents securing payment of this Note shall be automatically reformed so that the effective rate of interest shall be reduced to the Maximum Rate. For the purpose of determining the Maximum Rate, all interest payments with respect to this Note shall be amortized, prorated and spread throughout the full term of the Note so that the effective rate of interest on account of this
Note is uniform throughout the term hereof.

     Borrower agrees that the Maximum Rate to be charged or collected pursuant to this Note shall be the applicable indicated rate ceiling as defined in the Texas Finance Code, as supplemented by Article 1D.003 of the Texas Credit Title, provided that Lender may rely on other applicable laws, including without limitation laws of the United States, for calculation of the Maximum Rate if the application thereof results in a greater Maximum Rate. Except as provided above, the provisions of this Note shall be governed by the laws of the State of Texas.

     Each maker, surety, guarantor and endorser (i) waives demand, grace, notice, presentment for payment, notice of intention to accelerate the maturity hereof, notice of acceleration of the maturity hereof and protest, (ii) agrees that this Note and the liens securing its payment may be renewed, and the time of payment extended from time to time, without notice and without releasing any of the foregoing, and (iii) agrees that without notice or consent from any maker, surety, guarantor, or endorser, Lender may release any collateral which may from time to time be pledged to secure repayment of this Note, or may release any party who might be liable for this Note. Borrower grants to Lender a lien on any of Borrower's funds which may from time to time be deposited with Lender.

     Borrower may prepay this Note, in whole or in part, at any time prior to maturity without penalty, and interest shall cease on any amount prepaid. Any partial prepayment shall be applied toward the payment of the principal installments last maturing on the Note, that is, in the inverse order of maturity, without reducing the amount or time of payment of the remaining installments.

     The principal of this Note represents funds which Lender will advance to Borrower from time to time upon request of Borrower. Any part of the principal may be repaid by Borrower and thereafter reborrowed, provided the outstanding principal amount of this Note shall never exceed the face amount of this Note. Each advance shall constitute a part of the principal hereof and shall bear interest from the date of the advance. The provisions of Tex. Rev. Civ. Stat. Ann. art. 5069-15.01, et seq., as may be amended, shall not apply to this Note or to any of the security documents executed in connection with this Note.

     This Note is the Facility A Note referred to in, is subject to, and is entitled to the benefits of, the Second Amended and Restated Loan Agreement dated June 1, 1999 between Borrower and Lender, as that Second Amended and Restated Loan Agreement may be amended, modified or supplemented from time to time (the "Loan Agreement"). The Loan Agreement contains, among other things, provisions for the acceleration of the maturity hereof upon the occurrence of certain stated events. This Note is given in replacement and extension of those certain Revolving Note A and Revolving Note B of Borrower in favor of Lender previously delivered pursuant to the Loan Agreement. The liens securing the payment of such prior Notes are not released but are hereby ratified and carried forward to secure this Note.

     This Note is entitled to the benefits of and security afforded by the Security Agreement-Pledge dated March 18, 1996 between Borrower and Lender, as that Security Agreement-Pledge may be ratified, amended, modified or supplemented from time to time. This Note is subject to the provisions contained in the foregoing security instrument which, among other things, provides for acceleration of the maturity hereof upon the occurrence of certain events.

     Borrower represents and warrants that this loan is for business, commercial, investment or similar purpose and not primarily for personal, family, household or agricultural use, as such terms are used in Chapter One of the Texas Credit Code.

                                                  EQUUS II INCORPORATED,
                                                  a Delaware corporation

                                                  By: /s/ Nolan Lehmann
                                                     ---------------------------
                                                  Name: NOLAN LEHMANN
                                                       -------------------------
                                                  Title: President
                                                        ------------------------

                                 PROMISSORY NOTE

                                [FACILITY C NOTE]

$100,000,000                                                        July 1, 2002

     FOR VALUE RECEIVED, after date, without grace, in the manner, on the dates and in the amounts so herein stipulated, the undersigned, EQUUS II INCORPORATED, a Delaware corporation, acting by and through its duly authorized officer ("Borrower"), PROMISES TO PAY TO THE ORDER OF BANK OF AMERICA, N.A. ("Lender"), in Houston, Harris County, Texas, the sum of ONE HUNDRED MILLION AND NO/100 DOLLARS ($100,000,000) or, if less, the aggregate unpaid principal amount of advances made by Lender to Borrower pursuant to this Note, in lawful money of the United States of America, which shall be legal tender in payment of all debts and dues, public and private, at the time of payment, and to pay interest on the unpaid principal amount from date until maturity at a rate equal to Cash Collateral Account Rate plus one-half of one percent (0.5%) per annum, floating daily (as defined in, and subject to adjustment as set forth in Section l.5(c) of, the Loan Agreement) ("Contract Rate"), not to exceed the maximum non-usurious interest rate permitted by applicable law from time to time in effect as such law may be interpreted, amended, revised, supplemented or enacted ("Maximum Rate"), provided that if at any time the Contract Rate exceeds the Maximum Rate then interest hereon shall accrue at the Maximum Rate. In the event the Contract Rate subsequently decreases to a level which would be less than the Maximum Rate or if the Maximum Rate applicable to this Note should subsequently be changed, then interest hereon shall accrue at a rate equal to the applicable Maximum Rate until the aggregate amount of interest so accrued equals the aggregate amount of interest which would have accrued at the Contract Rate without regard to any usury limit, at which time interest hereon shall again accrue at the Contract Rate. This Note is payable as follows:

          Interest shall be payable on the 15th day of each month and simultaneously with repayment of principal. Principal shall be payable on the fifth (5th) Business Day following each advance in an amount equal to such advance.

          The entire balance of principal and accrued interest shall be due and payable on October 1, 2002.

     It is agreed that time is of the essence of this agreement. In the event of default in the payment of any installment of principal or interest when due or in the event of any other default hereunder, Lender may accelerate and declare this Note immediately due and payable without notice. Any failure to exercise this option shall not constitute a waiver by Lender of the right to exercise the same at any other time.

     In the event of default in the making of any payment herein provided, either of principal or interest, or in the event this Note is declared due, interest shall accrue at Prime Rate plus two percent (2%) not to exceed the Maximum Rate.

     Borrower hereby agrees to pay all expenses incurred, including reasonable attorneys' fees, all of which shall become a part of the principal hereof, if this Note is placed in the hands of an attorney for collection or if collected by suit or through any probate, bankruptcy or any other legal proceedings.

     Interest charges will be calculated on amounts advanced hereunder on the actual number of days these amounts are outstanding on the basis of a 360-day year, except for calculations of the Maximum Rate which will be on the basis of a 365-day or 366-day year, as is applicable. It is the intention of the parties hereto to comply with all applicable usury laws; accordingly, it is agreed that notwithstanding any provision to the contrary in this Note, or in any of the documents securing payment hereof or otherwise relating hereto, no such provision shall require the payment or permit the collection of interest in excess of the Maximum Rate. If any excess of interest in such respect is provided for, or shall be adjudicated to be so provided for, in this Note or in any of the documents securing payment hereof or otherwise relating hereto, then in such event (1) the provisions of this paragraph shall govern and control, (2) neither Borrower, endorsers or guarantors, nor their heirs, legal representatives, successors or assigns nor any other party liable for the payment hereof, shall be obligated to pay the amount of such interest to the extent that it is in excess of the Maximum Rate, (3) any such excess which may have been collected shall be either applied as a credit against the then unpaid principal amount hereof or refunded to Borrower, and (4) the provisions of this Note and any documents securing payment of this Note shall be automatically reformed so that the effective rate of interest shall be reduced to the Maximum Rate. For the purpose of determining the Maximum Rate, all interest payments with respect to this Note shall be amortized, prorated and spread throughout the full term of the Note so that the effective rate of interest on account of this
Note is uniform throughout the term hereof.

     Borrower agrees that the Maximum Rate to be charged or collected pursuant to this Note shall be the applicable indicated rate ceiling as defined in the Texas Finance Code, as supplemented by Article 1D.003 of the Texas Credit Code, provided that Lender may rely on other applicable laws, including without limitation laws of the United States, for calculation of the Maximum Rate if the application thereof results in a greater Maximum Rate. Except as provided above, the provisions of this Note shall be governed by the laws of the State of Texas.

     As used in this Note, the term "Cash Collateral Account Rate" shall mean the interest rate actually earned by Borrower on investments in that certain Cash Collateral Account (as such term is defined in the Loan Agreement) during the period principal amounts are owed pursuant to this Note.

     Each maker, surety, guarantor and endorser (i) waives demand, grace, notice, presentment for payment, notice of intention to accelerate the maturity hereof, notice of acceleration of the maturity hereof and protest, (ii) agrees that this Note and the liens securing its payment may be renewed, and the time of payment extended from time to time, without notice and without releasing any of the foregoing, and (iii) agrees that without notice or consent from any maker, surety, guarantor, or endorser, Lender may release any collateral which may from time to time be pledged to secure repayment of this Note, or may release any party who might be liable for this Note. Borrower grants to Lender a lien on any of Borrower's funds which may from time to time be deposited with Lender.

     Borrower may prepay this Note, in whole or in part, at any time prior to maturity without penalty, and interest shall cease on any amount prepaid. Any partial prepayment shall be applied toward the payment of the principal installments last maturing on the Note, that is, in the inverse order of maturity, without reducing the amount or time of payment of the remaining installments.

     The principal of this Note represents funds which Lender will advance to Borrower from time to time upon request of Borrower. Any part of the principal may be repaid by Borrower and thereafter reborrowed, provided the outstanding principal amount of this Note shall never exceed the face amount of this Note. Each advance shall constitute a part of the principal hereof and shall bear interest from the date of the advance. The provisions of Tex. Rev. Civ. Stat. Ann. art. 5069-15.01, et seq., as may be amended, shall not apply to this Note or to any of the security documents executed in connection with this Note.

     This Note is the Facility C Note referred to in, is subject to, and is entitled to the benefits of, the Second Amended and Restated Loan Agreement dated June 1, 1999 between Borrower and Lender, as that Second Amended and Restated Loan Agreement may be amended, modified or supplemented from time to time (the "Loan Agreement"). The Loan Agreement contains, among other things, provisions for the acceleration of the maturity hereof upon the occurrence of certain stated events. This Note is given in replacement and extension of those certain Facility C Notes of the Borrower in favor of Lender previously delivered pursuant to the Loan Agreement. The liens securing the payment of such prior Notes are not released but are hereby ratified and carried forward as security for this Note.

     This Note is entitled to the benefits of and security afforded by the Security Agreement-Pledge (Facility C) dated March 29, 1996, between Borrower and Lender, as that Security Agreement-Pledge (Facility C) may be amended, modified or supplemented from time to time. This Note is subject to the provisions contained in the foregoing security instrument which, among other things, provides for acceleration of the maturity hereof upon the occurrence of certain events.

     Borrower represents and warrants that this loan is for business, commercial, investment or similar purpose and not primarily for personal, family, household or agricultural use, as such terms are used in Chapter One of the Texas Credit Code.

                                                  EQUUS II INCORPORATED,
                                                  a Delaware corporation

                                                  By: /s/ Nolan Lehmann
                                                     ---------------------------
                                                  Name: NOLAN LEHMANN
                                                       -------------------------
                                                  Title: President
                                                        ------------------------

                    RATIFICATION OF SECURITY AGREEMENT-PLEDGE

     This Ratification of Security Agreement-Pledge ("Ratification") is made and entered into as of the 1st day of July, 2002, by and between EQUUS II INCORPORATED ("Pledgor") with offices and place of business at 2929
Allen Parkway, Suite 2500, Houston, Texas 77019 and BANK OF AMERICA, N.A., with offices at 700 Louisiana, Houston, Texas 77002 (hereinafter called "Lender"). For and in consideration of the mutual covenants and agreements herein contained, Pledgor and Lender hereby ratify as of the date of this Ratification that certain Security Agreement-Pledge ("Security Agreement") between Pledgor and Lender dated the 18th day of March, 1996, as that Security Agreement has been amended or modified from time to time, and agree that the Collateral, as such term is defined in such Security Agreement, shall secure Pledgor's obligations pursuant to (i) that certain Facility A Note dated July 1, 2002 in the maximum principal amount of $22,500,000; and (ii) that certain Facility C Note dated July 1, 2002, in the maximum principal amount of $100,000,000.

     Except as expressly modified hereby, the Security Agreement shall remain unchanged and the terms, conditions, representations, warranties, and covenants of said Security Agreement are true as of the date hereof, are ratified and confirmed in all respects and shall be continuing and binding upon the parties.

     This Ratification may be executed by the parties hereto in several separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same agreement.

     This Ratification shall be deemed to be a contract under and subject to, and shall be construed for all purposes in accordance with the laws of the State of Texas.

     IN WITNESS WHEREOF, the parties have caused this Ratification to be executed by their duly authorized officers as of the 1st day of July, 2002.

                                                  EQUUS II INCORPORATED

                                                  By: /s/ Nolan Lehmann
                                                     ---------------------------
                                                  Name: NOLAN LEHMANN
                                                       -------------------------
                                                  Title: President
                                                        ------------------------

                                                  Address.

                                                  2929 Allen Parkway, Suite 2500
                                                  Houston, Texas 77019

                                                  BANK OF AMERICA, N.A.

                                                  By: /s/ George M. Smith
                                                     ---------------------------
                                                  Name: GEORGE M. SMITH
                                                       -------------------------
                                                  Title: SVP
                                                        ------------------------

                                                  Address:

                                                  700 Louisiana
                                                  Houston, Texas 77002

                              EQUUS II INCORPORATED

                            Certificate of Secretary

I, Tracy H. Cohen, do hereby certify that I am the duly elected and presently incumbent Secretary of Equus II Incorporated, a Delaware Corporation (the "Company"), and I do further certify that the attached Exhibit A hereto is a true and correct copy of the recitals and resolutions duly adopted by the Board of Directors of the Company by Unanimous Consent, and to the date hereof such resolutions have not been modified or amended in any respect, and remain in full force and effect.

     IN WITNESS WHEREOF, I have executed this Certificate on June 28, 2002.

                                                  /s/ Tracy Cohen
 CORPORATE SEAL                                   ------------------------------
                                                     Tracy H. Cohen Secretary
                                                     of Equus II Incorporated

                                                                       Exhibit A

     RESOLVED, that this corporation borrow from, and receive a loan or loans (hereinafter called the "Loans") from time to time from Bank of America, N.A., and such additional banks and financial institutions who make or participate in the Loans (hereinafter called the "Banks"), in an aggregate principal amount of up to $122,500,000 including any amounts borrowed to meet the diversification requirements of Subchapter M of the Internal Revenue Code of 1986, as amended;

     FURTHER RESOLVED, that the Chairman of the Board, Chief Executive Officer, President, any Vice President, or the Treasurer of the corporation is hereby authorized for and on behalf of this corporation to negotiate such terms and conditions for the Loans substantially the same as currently in force and as any of said officers may deem best, and to execute and deliver for and on behalf of this corporation promissory notes, loans agreements, security agreements, pledge agreements, and such other instruments or written obligations of this corporation as may be desired or required by the Banks in connection with the Loans and containing such terms and conditions as may be acceptable or agreeable to any of said officers, such acceptance and agreement to be conclusively evidenced by any of said officers' execution and delivery thereof;

     FURTHER RESOLVED, that this corporation grant to the Banks a lien upon and/or a security interest upon such assets of this corporation as may be agreed upon between any of said officers and the Banks as security for repayment of the Loans and any all extensions for any period, rearrangements or renewals thereof and as security for any and all indebtedness, obligations and liabilities of this corporation under any promissory notes, loan agreements, security agreements, pledge agreements, and any other instruments or written obligations of this corporation in connection with the Loans, or any other indebtedness, obligations and liabilities of this corporation owing to the Banks, either directly or by assignment;

     FURTHER RESOLVED, that any of said officers, are hereby authorized in the name of and on behalf of this corporation to take such further action and to do all things that may appear in the discretion of any of them to be necessary in connection with amendments, renewals, extensions for any period, rearrangements, retirements or compromises of the indebtedness, obligations and liabilities of this corporation to the Banks arising out of the Loans, or any other indebtedness, obligations and liabilities of this corporation owing to the Banks, either directly or by assignment; and from time-to-time to negotiate such amendments to the terms and conditions of the Loans as any of said officers may deem best, and to execute and deliver for and on behalf of this corporation such amendments to the promissory notes, loan agreements, security agreements, pledge agreements, and such other instruments or written obligations of this corporation as may be desired or required by the Banks in connection with the Loans and containing such terms and conditions as may be acceptable or agreeable to any of said officers, such acceptance and agreement to be conclusively evidenced by any of said officers' execution and delivery thereof;

     FURTHER RESOLVED, that any of said officers are authorized and empowered to do or cause to be done all such acts or things and to sign and deliver, or cause to be signed and delivered, all such documents, instruments and certificates (including, without limitation, any and all requests, notices, and certificates required or permitted to be given or made to the Banks under the terms of any of the instruments executed on behalf of this corporation in connection with the Loans), in the name and on behalf of this corporation as any of said officers, in their discretion, may deem necessary, advisable or appropriate to effectuate or carry out the purposes and intent of the foregoing Resolutions and to perform the obligations of this corporation under all instruments executed on behalf of this corporation in connection with the Loans;

     FURTHER RESOLVED, that the execution by any of said officers, of any document authorized by the foregoing Resolutions or any document executed in the accomplishment of any action or actions so authorized, is (or shall become upon delivery) the enforceable and binding act and obligation of this corporation, without the necessity of the signature or attestation of any other officer of this corporation or the affixing of the corporate seal;

     FURTHER RESOLVED, that all acts, transactions, or agreements undertaken prior to the adoption of these Resolutions by any of the officers or representatives of this corporation in its name and for its account with the Banks in connection with the foregoing matters are hereby ratified, confirmed and adopted by this corporation;

     FURTHER RESOLVED, that the Secretary or Assistant Secretary of this corporation or any other appropriate officer of this corporation is hereby authorized and directed to certify these Resolutions to the Banks; and

     FURTHER RESOLVED, that the Banks be promptly notified in writing by the Secretary or any other officer of this corporation of any change in these Resolutions, and until it has actually received such notice in writing, the Bank are authorized to act in pursuance of these Resolutions.